
                                                                                                               Exhibit 99.1
                                            Agere Systems Inc. and Subsidiaries
                                  Unaudited Pro Forma Condensed Statements of Operations
                                      (dollars in millions except per share amounts)

                                                              Historical  Refined   Business             CATV     Pro Forma
                                                                  As       Cost     Sold to    Pro     Held-for-  Continuing
                                                               Reported  Allocation TriQuint  Forma      Sale     Operations
                                                                            (a)       (b)                (c)
FISCAL YEAR ENDED SEPTEMBER 30, 2002
Revenue....................................................    $ 2,177     $ --     $  198   $ 1,979   $    56     $ 1,923
Costs......................................................      1,926      (67)       361     1,498        69       1,429
                                                               -------     ----     ------   -------   -------     -------
Gross profit (loss)........................................        251       67       (163)      481       (13)        494
                                                               -------     ----     ------   -------   -------     -------
Operating expenses
  Selling, general and administrative......................        341        1         12       330         5         325
  Research and development.................................        693       66        120       639        14         625
  Amortization of goodwill and other acquired intangibles..         59       --         14        45        10          35
  Restructuring and other charges - net....................        978       --        407       571        68         503
  Impairment of goodwill and other acquired intangibles....        220       --        107       113       113          --
  (Gain) loss on sale of operating assets - net............       (294)      --          5      (299)       --        (299)
                                                               -------     ----     ------   -------   -------     -------
     Total operating expenses..............................      1,997       67        665     1,399       210       1,189
                                                               -------     ----     ------   -------   -------     -------
Operating loss.............................................     (1,746)      --       (828)     (918)     (223)       (695)
Other income - net.........................................        120       --          9       111        35          76
Interest expense...........................................        121       --         --       121        --         121
                                                               -------     ----     ------   -------   -------     -------
Loss before provision for income taxes.....................     (1,747)      --       (819)     (928)     (188)       (740)
Provision for income taxes.................................         64       --          1        63        --          63
                                                               -------     ----     ------   -------   -------     -------
Loss from continuing operations............................    $(1,811)    $ --     $ (820)  $  (991)  $  (188)    $  (803)
                                                               =======     ====     ======   =======   =======     =======
Basic and diluted loss per share from continuing
  operations...............................................    $ (1.11)             $ (.50)  $  (.61)  $  (.11)    $  (.49)
                                                               =======              ======   =======   =======     =======
Weighted average shares outstanding--basic and diluted
  (in millions)............................................      1,637               1,637     1,637     1,637       1,637
                                                               =======              ======   =======   =======     =======
FISCAL YEAR ENDED SEPTEMBER 30, 2001
Revenue....................................................    $ 4,080     $ --     $1,090   $ 2,990   $   104     $ 2,886
Costs......................................................      3,084      (46)       991     2,047        76       1,971
                                                               -------     -----    ------   -------   -------     -------
Gross profit...............................................        996       46         99       943        28         915
                                                               -------     ----     ------   -------   -------     -------
Operating expenses
  Selling, general and administrative......................        597      (29)        41       527        17         510
  Research and development.................................        951       75        201       825        10         815
  Amortization of goodwill and other acquired intangibles..        415       --         50       365       285          80
  Restructuring and other charges - net....................        662       --        175       487         1         486
  Impairment of goodwill and other acquired intangibles....      2,762       --        275     2,487     2,220         267
  (Gain) loss on sale of operating assets - net............          5       --          3         2         6          (4)
                                                               -------     ----     ------   -------   -------     -------
     Total operating expenses..............................      5,392       46        745     4,693     2,539       2,154
                                                               -------     ----     ------   -------   -------     -------
Operating loss.............................................     (4,396)      --       (646)   (3,750)   (2,511)     (1,239)
Other income (expense) - net...............................         40       --        (10)       50        (2)         52
Interest expense...........................................        151       --         --       151        --         151
                                                               -------     ----     ------   -------   -------     -------
Loss before provision for income taxes.....................     (4,507)      --       (656)   (3,851)   (2,513)     (1,338)
Provision for income taxes.................................        105       --         (8)      113         2         111
                                                               -------     ----     ------   -------   -------     -------
Loss from continuing operations............................    $(4,612)    $ --     $ (648)  $(3,964)  $(2,515)    $(1,449)
                                                               =======     ====     ======   =======   =======     =======
Basic and diluted loss per share from continuing
  operations...............................................    $ (3.46)             $ (.49)  $ (2.97)  $ (1.89)    $ (1.09)
                                                               =======              ======   =======   =======     =======
Weighted average shares outstanding--basic and diluted
(in millions)..............................................      1,334               1,334     1,334     1,334       1,334
                                                               =======              ======   =======   =======     =======


                               See accompanying notes to the unaudited pro forma
                                        condensed financial statements.


                                       Agere Systems Inc. and Subsidiaries
                       Unaudited Pro Forma Condensed Statements of Operations -- Continued
                                 (dollars in millions except per share amounts)

                                                             Historical  Business                CATV      Pro Forma
                                                                 As      Sold to      Pro      Held-for-   Continuing
                                                              Reported   TriQuint    Forma       Sale      Operations
                                                                           (b)                   (c)
FISCAL YEAR ENDED SEPTEMBER 30, 2000
Revenue....................................................    $4,708     $1,143     $3,565    $   50        $3,515
Costs......................................................     2,555        583      1,972        31         1,941
                                                               ------     ------     ------    ------        ------
Gross profit...............................................     2,153        560      1,593        19         1,574
                                                               ------     ------     ------    ------        ------
Operating expenses
  Selling, general and administrative......................       535         24        511         7           504
  Research and development.................................       827        119        708         5           703
  Amortization of goodwill and other acquired intangibles..       189         14        175       129            46
  Purchased in-process research development................       446         34        412       307           105
                                                               ------     ------     ------    ------        ------
     Total operating expenses..............................     1,997        191      1,806       448         1,358
                                                               ------     ------     ------    ------        ------
Operating income (loss)....................................       156        369       (213)     (429)          216
Other income (expense) - net...............................        33         23         10        (1)           11
Interest expense...........................................        58         --         58        --            58
                                                               ------     ------     ------    ------        ------
Income (loss) before provision for income taxes............       131        392       (261)     (430)          169
Provision for income taxes.................................       207        159         48       (11)           59
                                                               ------     ------     ------    ------       ------
Income (loss) from continuing operations...................    $  (76)    $  233     $ (309)   $ (419)       $  110
                                                               ======     ======     ======    ======        ======

Basic and diluted income (loss) per share from continuing
  operations...............................................    $ (.07)    $  .23     $ (.30)   $ (.40)       $  .11
                                                               ======     ======     ======    ======        ======
Weighted average shares outstanding--basic and diluted
(in millions)..............................................     1,035      1,035      1,035     1,035         1,035
                                                               ======     ======     ======    ======        ======


                               See accompanying notes to the unaudited pro forma
                                         condensed financial statements.


                                            Agere Systems Inc. and Subsidiaries
                                        Unaudited Pro Forma Condensed Balance Sheet
                                                    September 30, 2002
                                      (dollars in millions except per share amounts)

                                                                  Historical   Business                 CATV      Pro Forma
                                                                      As       Sold to         Pro    Held-for-   Continuing
                                                                   Reported    TriQuint       Forma     Sale      Operations
Assets
Current Assets
  Cash and cash equivalents.....................................  $   891       $ 39   (d)  $   930   $ --        $   930
  Cash held in trust............................................       16         --             16     --             16
  Trade receivables, less allowances ...........................      256         --            256     --            256
  Inventories...................................................      190        (18)  (e)      172     (7)  (f)      165
  Prepaid expense...............................................       57         --             57     --             57
  Other current assets..........................................       46         --             46     --             46
  Assets held for sale..........................................       --         --             --      7   (f)        7
                                                                  -------       ----        -------   ----        -------
         Total current assets...................................    1,456         21          1,477     --          1,477
Property, plant and equipment - net.............................    1,028         --          1,028     --          1,028
Goodwill and other acquired intangibles - net ..................      101         --            101     --            101
Other assets....................................................      279         --            279     --            279
                                                                  -------       ----        -------   ----        -------
         Total Assets...........................................  $ 2,864       $ 21        $ 2,885   $ --        $ 2,885
                                                                  =======       ====        =======   ====        =======

Liabilities and Stockholders' Equity
Current Liabilities
  Accounts payable..............................................  $   269       $ --        $   269   $ --        $   269
  Payroll and related benefits..................................      111         --            111     --            111
  Short-term debt...............................................      197         --            197     --            197
  Income taxes payable..........................................      355         --            355     --            355
  Restructuring reserve.........................................      162         --            162     --            162
  Other current liabilities.....................................      173         --            173     --            173
                                                                  -------       ----        -------   ----        -------
         Total current liabilities..............................    1,267         --          1,267     --          1,267
Postemployment benefits.........................................       78         --             78     --             78
Pension and postretirement benefits.............................      267         --            267     --            267
Long-term debt..................................................      486         --            486     --            486
Other liabilities...............................................       34         --             34     --             34
                                                                  -------       ----        -------   ----        -------
         Total liabilities......................................    2,132         --          2,132     --          2,132
                                                                  -------       ----        -------   ----        -------

Commitments and contingencies

Stockholders' Equity
Preferred stock, par value $1.00 per share, 250,000,000 shares
authorized and no shares issued and outstanding.................       --         --             --     --             --
Class A common stock, par value $0.01 per share, 5,000,000,000 shares authorized and 734,785,226 shares issued and outstanding after deducting 4,248 treasury shares issued as of September
30, 2002........................................................        7         --              7     --              7
Class B common stock, par value $0.01 per share, 5,000,000,000 shares authorized and 907,995,677 shares issued and outstanding after deducting 104,323 treasury shares issued as of
September 30, 2002..............................................        9         --              9     --              9
Additional paid-in capital......................................    7,243         --          7,243     --          7,243
Accumulated deficit.............................................   (6,353)        21         (6,332)    --         (6,332)
Accumulated other comprehensive loss............................     (174)        --           (174)    --           (174)
                                                                  -------       ----        -------   ----        -------
         Total Stockholders' Equity.............................      732         21            753     --            753
                                                                  -------       ----        -------   ----        -------
         Total Liabilities and Stockholders' Equity.............  $ 2,864       $ 21        $ 2,885   $ --        $ 2,885
                                                                  =======       ====        =======   ====        =======

                               See accompanying notes to the unaudited pro forma
                                          condensed financial statements.

Notes to Unaudited Pro Forma Condensed Financial Statements:

     (a) These adjustments reflect the refinement of our methodology for allocating shared information technology costs between costs, selling, general and administrative expenses, and research and development expenses.

     (b) These adjustments reflect the results of operations of the portion of our optoelectronic components business that was sold to TriQuint.

     (c) These adjustments reflect the results of operations of our CATV components business, which is held for sale. This information is provided in order to reconcile from the pro forma amounts to the amounts that Agere will be reporting as continuing operations.

     (d)  The adjustment reflects the net proceeds from the TriQuint sale.

     (e) The adjustment reflects the elimination of inventory being sold to TriQuint.

     (f) The adjustment reflects the reclassification of CATV inventory to assets held for sale. It is anticipated that this inventory will be part of any sale involving our CATV components business.